Semiannual Report
              ------

                HIGH YIELD
                FUND


                November 30, 1996



[LOGO OF T. ROWE PRICE / ARTWORK APPEARS HERE]

        REPORT HIGHLIGHTS
        -----------------------------------------------------------------------
     . Responding to the economy's strong growth for most of the 12 months ended November 30, 1996, high-yield bonds outperformed high-quality issues.

     . High-yield bonds also benefited from strong cash flows into the high-yield market, which easily absorbed the huge new issue supply.

     . Your fund provided solid returns of 7.00% and 11.76% for the 6- and 12-month periods, surpassing the benchmark First Boston index but not the peer group average.

     . Our strategy remained focused on achieving a good balance among industry sectors and building a core of B-rated holdings.

     . We are more cautious than six months ago and believe returns in 1997 will be driven primarily by the fund's high income with less contribution from appreciation than in 1996.

FELLOW SHAREHOLDERS


Although the 1996 bull market in high-yield bonds lost some steam in the fall as the economy slowed, returns remained solid for the six months ended November 30 and reached double digits for the 12-month period. The economy's generally strong showing throughout the first half was good news for lower-quality bonds, enabling them to substantially outperform their high-quality counterparts.

MARKET ENVIRONMENT

INTEREST RATE LEVELS

[LINE GRAPH APPEARS HERE]


The interest rate chart tells much of the tale about high-yield bonds for the past 12 months. As the economy gained momentum in the spring and summer, culminating in a 4.7% annual growth rate in the second quarter, investors expected the Federal Reserve to take preventive measures against a rise in inflationary pressures. Anticipating tighter monetary policy that, in fact, never came, investors pushed interest rates higher, depressing prices of Treasuries and other high-quality bonds. In contrast, bonds of lower credit quality thrived in this environment since their prices generally respond more directly to changes in the economy's health and corporate earnings than to changes in interest rates.

In the third quarter, however, when it became evident that growth was slowing and that the Fed was unlikely to act, interest rates retraced much of their rise. This environment favored high-quality bonds, which outperformed lower-quality issues during October and November.

HIGH YIELD BOND ISSUANCE VS. CASH FLOW*

[BAR GRAPH APPEARS HERE]
    (in billions)

                New Issuance             Cash Flow*

11/90                0.4                     -3.2
11/91                8.3                      3.3
11/92               32.8                      6.4
11/93               59.4                     10.9
11/94               35.1                      1.6
11/95               38.5                     11.0
11/96               62.1                     11.7

* Includes Reinvested Dividends
Source: Morgan Stanley, Investment Company Institute


The superior overall performance of high-yield bonds also reflected favorable technical factors within their market. Demand was robust from high-yield bond mutual funds, fed by huge cash inflows, and from other types of funds and investors seeking incremental yield or a good source of diversification. Demand was more than adequate to absorb the large quantity of new high-yield issues.

PERFORMANCE AND STRATEGY REVIEW

Your fund provided strong absolute returns for both the past 6- and 12-month periods, as shown in the table. In each case, high income was augmented by share price appreciation. On a comparative basis, results exceeded the benchmark First Boston index for both periods but trailed the Lipper peer group average. The fund's stronger relative showing since the spring of 1996 reflects the effects of our realignment of the portfolio to achieve a better balance among industry sectors and a solid core of B-rated holdings.

There were no significant shifts in the portfolio over the past six months, as we largely completed our strategic moves initiated last spring. As shown in the Quality Diversification chart, 72% of holdings are now B-rated. We like the pickup in yield provided by these bonds and also believe they strike a good balance between sensitivity to


Performance Comparison


Periods Ended 11/30/96           6 Months   12 Months
High Yield Fund                      7.00%      11.76%
First Boston High Yield Index        6.49       11.67
Lipper High Yield
Funds Average                        7.39       13.86


QUALITY DIVERSIFICATION

[PIE CHART APPEARS HERE]

Bond Rating             Portion of Investment Fund
BB                              14%
B                               72%
CCC                              2%
CC and Below                     1%
Nonrated                         6%
AAA, AA, A, BBB                  5%


interest rate risk and credit risk. We continued to increase slightly our previously underweighted exposure to cyclical industries, particularly aerospace and financial services, as shown in the Sector Diversification table following this letter.

Several previous sector changes proved rewarding in recent months. A number of sectors performed very well, especially energy, which we have overweighted in the portfolio. We had increased some positions in gaming, where a consolidation trend is under way, and were pleased when Bally was bought out by Hilton. Recently, we have reduced the position in this volatile industry. Our consumer-related holdings did well in general, but this sector also contained our biggest disappointment, Marvel (comics, baseball cards). It foundered on earnings difficulties, and we sold the position.

OUTLOOK

High-yield bonds had a great run over the past year. The health of the economy remains the single most important influence on the high-yield bond market, and our forecast calls for another year of reasonable growth. Nevertheless, a number of developments lead us to expect solid but less robust returns in 1997. The sharp narrowing of yield spreads between higher- and lower-quality bonds that contributed to price appreciation in our market in 1996 is unlikely to be repeated. At some point, narrow spreads are self-correcting as some investors decide that the incremental yield provided by lower-quality bonds is not sufficient for the additional risk, and therefore shift assets away from the area. Also, if history is any guide, the huge supply of new issues over the past several years is likely to spawn credit problems in coming years. A few well-publicized defaults can damage market psychology, thus hurting even those investors who do not own any troubled issues. Finally, the markets seem to be increasingly intolerant of the least whiff of earnings disappointments or fundamental problems, punishing stocks and bonds alike.

So while we are always happy to be surprised on the upside, we are more cautious than six months ago and would expect performance to be driven primarily by the fund's high income in the coming year.

Respectfully submitted,

/s/ Mark J. Vaselkiv

Mark J. Vaselkiv

Chairman of the Investment Advisory Committee

December 20, 1996

T. ROWE PRICE HIGH YIELD FUND
------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
------------------------------------------------------------------------------


KEY STATISTICS

                                               5/31/96                11/30/96
-------------------------------------------------------------------------------
Price Per Share                              $    8.13                   $8.31
 ...............................................................................
Dividends Per Share
 ...............................................................................
        For 6 months                              0.38                    0.38
        .......................................................................
        For 12 months                             0.74                    0.75
        .......................................................................

Dividend Yield *
 ...............................................................................
        For 6 months                              9.21%                   9.33%
        .......................................................................
        For 12 months                             9.38                    9.56
        .......................................................................
Weighted Average Maturity (years)                 8.5                     8.6
 ...............................................................................
Weighted Average Effective  Duration (years)      4.3                     3.8
 ...............................................................................
Weighted Average Quality **                        B+                       B+
 ...............................................................................


* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

**      Based on T. Rowe Price research.

T. ROWE PRICE HIGH YIELD FUND
-----------------------------------------------------------

PORTFOLIO HIGHLIGHTS
-----------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS

                                                 Percent of
                                                 Net Assets
                                                 11/30/96

----------------------------------------------------------
Dr Pepper Bottling                                  2.46%
 ..........................................................
K & F Industries                                    1.95
 ..........................................................
Revlon                                              1.78
 ..........................................................
Keebler                                             1.49
 ..........................................................
Coinmach                                            1.47
----------------------------------------------------------
Rogers Cablesystems                                 1.45
 ..........................................................
Synthetic Industries                                1.33
 ..........................................................
Agricultural Minerals and Chemicals                 1.32
 ..........................................................
CF Cable TV                                         1.29
 ..........................................................
Owens-Illinois                                      1.27
----------------------------------------------------------
Trump Atlantic City Associates                      1.24
 ..........................................................
Heritage Media                                      1.24
 ..........................................................
Communication & Power Industries                    1.24
 ..........................................................
Silgan                                              1.22
 ..........................................................
Doane Products                                      1.21
----------------------------------------------------------
Container Corporation of America                    1.19
 ..........................................................
Loehmann's                                          1.17
 ..........................................................
Six Flags Theme Parks                               1.16
 ..........................................................
SD Warren                                           1.16
 ..........................................................
Herff Jones                                         1.14
----------------------------------------------------------
Portola Packaging                                   1.14
 ..........................................................
Rowan Companies                                     1.11
 ..........................................................
Pathmark Stores                                     1.06
 ..........................................................
Teleport Communications Group                       1.06
 ..........................................................
Benedek Broadcasting                                1.05
----------------------------------------------------------
Total                                              33.20%


T. ROWE PRICE HIGH YIELD FUND

PORTFOLIO HIGHLIGHTS
------------------------------------------------------------------------------


SECTOR DIVERSIFICATION

                                            Percent of             Percent of
                                            Net Assets             Net Assets
                                              5/31/96                11/30/96
-----------------------------------------------------------------------------
Energy                                           9%                      8%
 .............................................................................
Telecommunications                               8                       8
 .............................................................................
Cable Operators                                  9                       8
 .............................................................................
Consumer Products                                6                       6
 .............................................................................
Aerospace and Defense                            5                       5
 .............................................................................
Gaming                                           9                       5
 .............................................................................
Service                                          3                       5
 .............................................................................
Broadcasting                                     6                       4
 .............................................................................
Paper and Paper Products                         3                       4
 .............................................................................
Financial                                        2                       4
 .............................................................................
Container                                        3                       4
 .............................................................................
Manufacturing                                    1                       4
 .............................................................................
Short-Term                                       4                       4
 .............................................................................
Health Care                                      4                       3
 .............................................................................
Textiles and Apparel                             2                       3
 .............................................................................
Automobiles and Related                          1                       3
 .............................................................................
Food and Tobacco                                 1                       3
 .............................................................................
Beverages                                        2                       2
 .............................................................................
Supermarkets                                     2                       2
 .............................................................................
Retail                                           2                       2
 .............................................................................
Building Products                                2                       2
 .............................................................................
Entertainment and Leisure                        2                       2
 .............................................................................
All Other                                       12                       8
 .............................................................................
Other Assets Less Liabilities                    2                       1
-----------------------------------------------------------------------------
Total                                          100%                    100%


T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

        This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                           [LINE GRAPH APPEARS HERE]


        HIGH YIELD FUND
        -----------------------------------------------------------------------

                                First Boston                    High Yield
                                High Yield Index                  Fund

Nov. 30, '86                         10,000                       10,000
11/87                                12,218                       10,426
11/88                                12,064                       12,096
11/89                                12,243                       12,146
11/90                                11,355                       10,633
11/91                                16,284                       13,871
11/92                                18,920                       15,791
11/93                                22,470                       19,258
11/94                                22,294                       17,954
11/95                                26,116                       20,590
11/96                                29,164                       23,011


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------


        This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.



        Periods Ended 11/30/96       1 Year     3 Years    5 Years  10 Years
        ------------------------------------------------------------------------
        High Yield Fund              11.76%       6.11%     10.65%    8.69%

        Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------
Unaudited


FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                             6 Months       Year              3 Months++     Year
                                Ended      Ended                 Ended      Ended
                             11/30/96    5/31/96    5/31/95    5/31/94    2/28/94    2/28/93    2/29/92
NET ASSET VALUE
Beginning of period          $   8.13   $   8.16   $   8.37   $   9.15   $   8.58   $   8.23    $ 7.13
                             ............................................................................
Investment activities
   Net investment income         0.38       0.73       0.75       0.18       0.81       0.82      0.88
   Net realized and
   unrealized gain (loss)        0.18      (0.02)     (0.20)     (0.78)      0.57       0.35      1.10
                             ............................................................................
   Total from
   investment activities         0.56       0.71       0.55      (0.60)      1.38       1.17      1.98
                             ............................................................................
Distributions
   Net investment income        (0.38)     (0.74)     (0.76)     (0.18)     (0.81)     (0.82)    (0.88)
                             ............................................................................
NET ASSET VALUE
End of period                $   8.31   $   8.13   $   8.16   $   8.37   $   9.15   $   8.58    $ 8.23
                             ............................................................................


Ratios/Supplemental Data

Total return                     7.00%      9.06%      7.09%    (6.52)%     16.59%     14.96%    29.15%
 .........................................................................................................
Ratio of expenses to
average net assets               0.85%+     0.85%      0.88%     0.85%+      0.85%      0.89%     0.97%
 .........................................................................................................
Ratio of net investment
income to average
net assets                       9.24%+     8.89%      9.27%     8.37%+      8.99%      9.85%    11.22%
 .........................................................................................................
Portfolio turnover rate         102.4%+    100.1%      74.2%    62.5%+     107.0%     104.4%     58.9%
 .........................................................................................................
Net assets, end of period
(in millions)                 $  1,317   $  1,229   $  1,208   $  1,241   $  1,624   $  1,404    $1,108
 .........................................................................................................


+ Annualized.

++The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HIGH YIELD FUND
-----------------------------------------------------------------------------
Unaudited                                          November 30, 1996


STATEMENT OF NET ASSETS                                  Par/Shares    Value
-----------------------------------------------------------------------------
                                                          In thousands
   CORPORATE BONDS AND NOTES  88.6%

   Advertising  0.9%
   Outdoor Systems, Sr. Sub. Notes, 9.375%, 10/15/06       $12,000   $  12,060
   .............................................................................
                                                                        12,060
                                                                     ...........
   Aerospace and Defense  5.1%
   BE Aerospace, Sr. Sub. Notes, 9.875%, 2/1/06              6,000       6,240
   .............................................................................
   Communications & Power Industries, Sr. Sub. Notes,
       12.00%, 8/1/05                                       15,000      16,275
   .............................................................................
   K & F Industries
       Sr. Secured Notes, 11.875%, 12/1/03                  12,650      13,599
       .........................................................................
       Sr. Sub. Notes, 10.375%, 9/1/04                      11,475      12,106
   .............................................................................
   Tracor, Sr. Sub. Notes, 10.875%, 8/15/01                  6,000       6,390
   .............................................................................
   UNC, Sr. Sub. Notes, 11.00%, 6/1/06                      12,000      12,810
   .............................................................................
                                                                        67,420
                                                                     ...........
   Automobiles and Related  2.0%
   Aetna Industries, Sr. Notes, (144a), 11.875%, 10/1/06     6,000       6,270
   .............................................................................
   Hayes Wheels International, Sr. Sub. Notes, 11.00%,
        7/15/06                                              7,000       7,508
   .............................................................................
   Speedy Muffler King, Sr. Notes, 10.875%, 10/1/06         12,000      12,780
   .............................................................................
                                                                        26,558
                                                                     ...........
   Beverages  1.3%
   Dr Pepper Bottling, Sr. Disc. Notes, STEP,
           Zero Coupon, 2/15/98;
           11.625%, 2/15/98-2/15/03                         18,050      16,696
   .............................................................................
                                                                        16,696
                                                                     ...........

   Broadcasting  4.1%
   Argyle Television, Sr. Sub. Notes, 9.75%, 11/1/05         3,000       3,038
   .............................................................................
   Benedek Broadcasting, Sr. Notes, 11.875%, 3/1/05         12,900      13,867
   .............................................................................
   Chancellor Broadcasting, Sr. Sub. Notes, 9.375%,
        10/1/04                                             12,000      11,970
   .............................................................................
   Heritage Media, Sr. Sub. Notes, 11.00%, 10/1/02          15,300      16,333
   .............................................................................
   Jacor, Sr. Sub. Notes, 10.125%, 6/15/06                   8,500       8,712
   .............................................................................
                                                                        53,920
                                                                     ...........

   Building Products  2.0%
   Associated Materials, Sr. Sub. Notes, 11.50%, 8/15/03     1,500       1,530
   .............................................................................
   Building Material Corporation of America,
        Sr. Disc. Notes, STEP,
            Zero Coupon, 7/1/99;
            11.75%, 7/1/99-7/1/04                            7,500       6,450
   .............................................................................


T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------


                                                       Par/Shares      Value
--------------------------------------------------------------------------------
                                                              In thousands

   Foamex, Sr. Sub. Deb., 11.875%, 10/1/04                $11,850   $12,650
   .........................................................................
   Waxman Industries, Sr. Disc. Notes, STEP,
         Zero Coupon, 6/1/99;
         12.75%, 6/1/99-6/1/04                              7,100     5,183
   .........................................................................
                                                                     25,813
                                                                   .........
   Cable Operators  8.0%

   American Telecasting, Sr. Disc. Notes, STEP,
         Zero Coupon, 6/15/99;
         14.50%, 6/15/99-6/15/04                            8,375     5,192
   .........................................................................
   CF Cable TV, Sr. Secured 2nd Priority Notes,
         11.625%, 2/15/05                                  14,700    17,052
   .........................................................................
   CS Wireless Systems, Units,
      (Each unit consists of 4 $1,000 par
      Sr. Disc. Notes, (144a), STEP, Zero Coupon,
      3/1/01; 11.375%, 3/1/01-3/1/06, and 1.1 shs.
      of common stock)                                     13,500     5,130
   .........................................................................
   Diamond Cable Communications, Sr. Disc. Notes, STEP,
         Zero Coupon, 12/15/00;
         11.75%, 12/15/00-12/15/05                         15,750    10,986
   .........................................................................
   Frontiervision Operating Partners, Sr. Sub. Notes,
         11.00%, 10/15/06                                   6,400     6,368
   .........................................................................
   Fundy Cable, Sr. Secured 2nd Priority Notes,
         11.00%, 11/15/05                                  12,000    12,600
   .........................................................................
   Galaxy Telecom, Sr. Sub. Notes, 12.375%, 10/1/05        12,000    12,510
   .........................................................................
   Poland Communications, Sr. Notes, (144a), 9.875%,
        11/1/03                                             2,000     1,995
   .........................................................................
   Rogers Cablesystems
         Sr. Secured 2nd Priority Notes, 10.00%, 3/15/05   10,000    10,675
         ...................................................................
         Sr. Secured Notes, 9.625%, 8/1/02                  8,000     8,380
   .........................................................................
   Videotron Holdings, Sr. Disc. Notes, STEP,
         Zero Coupon, 8/15/00;
         11.00%, 8/15/00-8/15/05                            5,000     3,937
   .........................................................................
   Wireless One, Units,
      (Each unit consists of a $1,000 par Sr. Note,
      13.00%, 10/15/03, and 3 warrants)                    10,380    10,588
   .........................................................................
                                                                    105,413
                                                                ............

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------


                                                       Par/Shares      Value
--------------------------------------------------------------------------------
                                                              In thousands

   Conglomerates  1.1%
   Alpine Group, Sr. Secured Notes, 12.25%, 7/15/03       $ 2,444  $ 2,664
   .......................................................................
   Jordan Industries, Sr. Notes, 10.375%, 8/1/03           12,000   11,700
   .......................................................................
                                                                    14,364
                                                                 .........
   Consumer Products  5.9%
   American Safety Razor, Sr. Notes, 9.875%, 8/1/05        12,000   12,900
   .......................................................................
   Doane Products, Sr. Notes, 10.625%, 3/1/06              15,000   15,975
   .......................................................................
   Herff Jones, Sr. Sub. Notes, 11.00%, 8/15/05            14,025   15,077
   .......................................................................
   International Semi-Tech, Sr. Disc. Notes, STEP,
        Zero Coupon, 8/15/00;
        11.50%, 8/15/00-8/15/03                            11,000    6,820
   .......................................................................
   PM Holdings, Sub. Disc. Notes, STEP,
        Zero Coupon, 9/1/00;
        11.50%, 9/1/00-9/1/05                               5,850    3,846
   .......................................................................
   Revlon Consumer Products, Sr. Sub. Notes, 10.50%,
        2/15/03                                             7,000    7,315
   .......................................................................
   Revlon Worldwide, Sr. Secured Disc. Notes,
        Zero Coupon, 3/15/98                               18,725   16,174
   .......................................................................
                                                                    78,107
                                                                 .........
   Container  3.6%
   Owens-Illinois, Sr. Deb., 11.00%, 12/1/03               15,180   16,793
   .......................................................................
   Portola Packaging, Sr. Notes, 10.75%, 10/1/05           14,435   15,012
   .......................................................................
   Silgan, Sr. Sub. Notes, 11.75%, 6/15/02                 15,000   16,050
   .......................................................................
                                                                    47,855
                                                                 .........

   Electronic Components  0.5%
   Celestica International, Gtd. Sr. Sub. Notes, (144a),
        10.50%, 12/31/06                                    6,525    6,737
   .......................................................................
                                                                     6,737
                                                                   .......
   Energy  7.6%
   Coda Energy, Sr. Sub. Notes, 10.50%, 4/1/06              9,000    9,112
   .......................................................................
   Dual Drilling, Sr. Sub. Notes, 9.875%, 1/15/04          12,625   13,635
   .......................................................................
   Flores & Rucks, Sr. Sub. Notes, 9.75%, 10/1/06           6,850    7,210
   .......................................................................
   Kelley Oil & Gas, Sr. Sub. Notes, (144a), 10.375%,
        10/15/06                                            2,000    2,040
   .......................................................................
   Maxus Energy, Sr. Notes, 9.375%, 11/1/03                12,075   12,316
   .......................................................................
   Mesa Operating, Sr. Sub. Notes, 10.625%, 7/1/06          5,150    5,562
   .......................................................................
   Parker Drilling, Gtd. Sr. Notes, (144a), 9.75%,
        11/15/06                                            4,400    4,532
   .......................................................................
   Petroleum Heat & Power, Sub. Deb., 12.25%, 2/1/05        8,916    9,986
   .......................................................................
   Plains Resources, Sr. Sub. Notes, 10.25%, 3/15/06        5,385    5,695
   .......................................................................
   Rowan Companies, Sr. Notes, 11.875%, 12/1/01            13,750   14,609
   .......................................................................


T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------


                                                       Par/Shares      Value
--------------------------------------------------------------------------------
                                                              In thousands

   Trans Texas Gas, Sr. Secured Notes, 11.50%, 6/15/02   $ 6,900  $ 7,487
   .......................................................................
   Tuboscope Vetco International, Sr. Sub. Notes,
        10.75%, 4/15/03                                    7,455    8,182
   .......................................................................
                                                                  100,366
                                                                ..........

   Entertainment and Leisure  1.8%
   Alliance Entertainment, Sr. Sub. Notes, 11.25%,
        7/15/05                                           12,000    7,980
   .......................................................................
   Six Flags Theme Parks, Sr. Sub. Disc. Notes, STEP,
        Zero Coupon, 6/15/98;
        12.25%, 6/15/98-6/15/05                           16,575   15,249
   .......................................................................
                                                                   23,229
                                                                  ........
   Financial  2.7%
   BF Saul REIT, Sr. Secured Notes, 11.625%, 4/1/02        9,000    9,720
   .......................................................................
   First Federal Financial, Notes, 11.75%, 10/1/04         2,200   2,332
   .......................................................................
   First Nationwide Holdings, Sr. Sub. Notes, (144a),
        10.625%, 10/1/03                                   8,000    8,560
   .......................................................................
   Mego Mortgage, Sr. Sub. Notes, 12.50%, 12/1/01          4,000    4,070
   .......................................................................
   Ocwen Financial, Sr. Notes, 11.875%, 10/1/03           10,050   10,804
   .......................................................................
                                                                   35,486
                                                                ..........
   Food and Tobacco  2.5%
   Keebler, Sr. Sub. Notes, 10.75%, 7/1/06                18,000   19,665
   .......................................................................
   MAFCO, Sr. Sub. Notes, 11.875%, 11/15/02               13,000   13,650
   .......................................................................
                                                                   33,315
                                                                ..........
   Gaming  5.0%
   Bally's Park Place, 1st Mtg. Notes, 9.25%, 3/15/04      3,500    3,857
   .......................................................................
   Capitol Queen & Casino, 1st Mtg. Notes, 12.00%,
        11/15/00 *+                                        3,400    2,550
   .......................................................................
   Eldorado Resorts, Sr. Sub. Notes, (144a), 10.50%,
        8/15/06                                            3,750    3,938
   .......................................................................
   GNF, 1st Mtg. Notes, 10.625%, 4/1/03                   10,750   11,865
   .......................................................................
   Players International, Sr. Notes, 10.875%, 4/15/05      2,200    2,178
   .......................................................................
   President Casinos, Sr. Notes, 13.00%, 9/15/01          14,225   11,736
   .......................................................................
   Rio Hotel & Casino, Sr. Sub. Notes, 10.625%, 7/15/05   11,970   12,658
   .......................................................................
   Trump Atlantic City Associates, 1st Mtg. Notes,
        11.25%, 5/1/06                                    17,285   16,334
   .......................................................................
                                                                   65,116
                                                                ..........
   Health Care  3.3%
   Dade International, Sr. Sub. Notes, 11.125%, 5/1/06   11,600   12,528
   .......................................................................
   Imed, Sr. Sub. Notes, (144a), 9.75%, 12/1/06           6,700    6,767
   .......................................................................
   Owens & Minor, Sr. Sub. Notes, 10.875%, 6/1/06        12,500   13,344
   .......................................................................
   Paracelsus Healthcare, Sr. Sub. Notes, 10.00%,
        8/15/06                                           3,050    2,638
   .......................................................................

T. ROWE PRICE HIGH YIELD FUND
-----------------------------------------------------------------------------


                                                       Par/Shares     Value
-----------------------------------------------------------------------------
                                                              In thousands


   Regency Health Services, Sub. Notes, 12.25%, 7/15/03   $ 7,000  $ 7,437
   ........................................................................
                                                                    42,714
                                                                  .........
   Lodging  1.0%
   Courtyard by Marriott II, Sr. Secured Notes, 10.75%,
        2/1/08                                             12,500   13,188
   ........................................................................
                                                                    13,188
                                                                  .........
   Manufacturing  3.6%
   American Standard, Sr. Sub. Disc. Deb., STEP,
        Zero Coupon, 6/1/98;
        10.50%, 6/1/98-6/1/05                              11,000   10,257
   ........................................................................
   Amtrol, Sr. Sub. Notes, (144a), 10.625%, 12/31/06        2,000    2,020
   ........................................................................
   Coltec Industries, Sr. Sub. Deb., 10.25%, 4/1/02         6,300    6,694
   ........................................................................
   Hawk, Sr. Notes, (144a), 10.25%, 12/1/03                 7,450    7,599
   ........................................................................
   International Knife & Saw, Sr. Sub. Notes, (144a),
        11.375%, 11/15/06                                   6,850    7,056
   ........................................................................
   Mettler Toledo, Gtd. Sr. Sub. Notes, 9.75%, 10/1/06      6,625    6,923
   ........................................................................
   Tokheim, Sr. Sub. Notes, (144a), 11.50%, 8/1/06          6,250    6,609
   ........................................................................
                                                                    47,158
                                                                   ........
   Metals and Mining  0.6%
   Haynes International, Sr. Notes, 11.625%, 9/1/04         8,000    8,360
   ........................................................................
                                                                     8,360
                                                                   ........

   Paper and Paper Products  3.8%
   Container Corporation of America, Sr. Notes, 11.25%,
        5/1/04                                             14,550   15,714
   ........................................................................
   Gaylord Container, Sr. Sub. Deb., 12.75%, 5/15/05       12,300   13,468
   ........................................................................
   Repap Wisconsin, Sr. Secured 2nd Priority Notes,
        9.875%, 5/1/06                                      6,375    6,120
   ........................................................................
   S D Warren, Sr. Sub. Notes, 12.00%, 12/15/04            14,500   15,225
   ........................................................................
                                                                    50,527
                                                                   ........
   Publishing  0.4%
   Petersen Publishing, Sr. Sub. Notes, (144a), 11.125%,
        11/15/06                                            5,000    5,113
   ........................................................................
                                                                     5,113
                                                                   ........
   Retail  1.9%
   Barry's Jewelers, Sr. Secured Notes, 11.00%, 12/22/00    9,500    8,823
   ........................................................................
   Cole National Group
        Sr. Notes, 11.25%, 10/1/01                          1,306    1,430
        Sr. Sub. Notes, (144a), 9.875%, 12/31/06            4,000    4,050
   ........................................................................
   Loehmann's, Sr. Notes, 11.875%, 5/15/03                 10,375   11,205
   ........................................................................
   Merry Go Round Enterprises, 5.50%, 7/3/97 *+#           10,594        0
   ........................................................................
                                                                    25,508
                                                                   ........

T. ROWE PRICE HIGH YIELD FUND
--------------------------------------------------------------------------------


                                                       Par/Shares      Value
--------------------------------------------------------------------------------
                                                              In thousands

   Service  4.2%
   Allied Waste North America, Sr. Sub. Notes, (144a),
        10.25%, 12/1/06                                   $ 7,975   $ 8,185
   ..........................................................................
   Coinmach, Sr. Notes, 11.75%, 11/15/05                   17,975    19,323
   ..........................................................................
   Host Marriott Travel Plazas, Sr. Notes, 9.50%,
        5/15/05                                             9,000     9,270
   ..........................................................................
   Intertek Finance, Sr. Sub. Notes, (144a), 10.25%,
        11/1/06                                             9,005     9,230
   ..........................................................................
   Protection One Alarm, Gtd. Sr. Disc. Notes, STEP,
        Zero Coupon, 6/30/98;
        13.625%, 6/30/98-6/30/05                           10,500     9,555
   ..........................................................................
                                                                     55,563
                                                                   ..........
  Specialty Chemicals  1.3%
   Agricultural Minerals and Chemicals, Sr. Notes,
        10.75%, 9/30/03                                    16,200    17,375
   ..........................................................................
                                                                     17,375
                                                                    .........
   Supermarkets  2.3%
   Core Mark International, Sr. Sub. Notes, (144a),
        11.375%, 9/15/03                                    3,500     3,544
   ..........................................................................
   Grand Union, Sr. Notes,-12.00%, 9/1/04                  12,000    12,465
   ..........................................................................
   Pathmark Stores, Sr. Sub. Notes, 9.625%, 5/1/03         14,205    13,992
   ..........................................................................
                                                                     30,001
                                                                    .........

   Telecommunications 7.8%
   Brooks Fiber
     Sr. Disc. Notes, STEP,
        Zero Coupon, 3/01/01;
        10.875%, 3/1/01-3/1/06                             11,650     7,631
     ........................................................................
     Sr. Disc. Notes, (144a), STEP,
        Zero Coupon, 11/1/01;
        11.875%, 11/1/01-11/1/06                            9,500     5,985
   ..........................................................................
   Call-Net Enterprises, Sr. Disc. Notes, STEP,
        Zero Coupon, 12/1/99;
        13.25%, 12/1/99-12/1/04                             6,700     5,393
   ..........................................................................
   Clearnet Communications, Sr. Disc. Notes, STEP,
        Zero Coupon, 12/15/00;
        14.75%, 12/15/00-12/15/05                          10,250     6,304
   ..........................................................................
   ICG Holdings, Sr. Disc. Notes, STEP,
        Zero Coupon, 9/15/00;
        13.50%, 9/15/00-9/15/05                             3,850     2,657
   ..........................................................................


T. ROWE PRICE HIGH YIELD FUND
----------------------------------------------------------------------------


                                                       Par/Shares      Value
----------------------------------------------------------------------------
                                                              In thousands

   Intercel, Sr. Disc. Notes, STEP,
        Zero Coupon, 2/1/01;
        12.00%, 2/1/01-2/1/06                             $10,000  $ 5,800
   .........................................................................
   Intermedia Communications of Florida
     Sr. Disc. Notes, STEP,
        Zero Coupon, 5/15/01;
        12.50%, 5/15/01-5/15/06                            17,000   11,092
   .........................................................................
     Sr. Notes, 13.50%, 6/1/05                              1,950    2,233
   .........................................................................
   Nextel Communications, Sr. Disc. Notes, STEP,
        Zero Coupon, 2/15/99;
        9.75%, 2/15/99-8/15/04                              7,850    5,191
   .........................................................................
   Nextlink Communications, Sr. Notes, 12.50%, 4/15/06      5,000    5,262
   .........................................................................
   Omnipoint, Sr. Notes, (144a), 11.625%, 8/15/06           7,650    8,052
   .........................................................................
   Page America Group, PIK, 15.00%, 12/31/96 +              9,800    8,207
   .........................................................................
   Pricellular Wireless, Sr. Notes, (144a), 10.75%,
        11/1/04                                             3,000    3,120
   .........................................................................
   Pronet, Sr. Sub. Notes, 11.875%, 6/15/05                 6,300    5,953
   .........................................................................
   RSL Communications, Units,
        (Each unit consists of a $1,000 par
        Sr. Note, (144a), 12.25%, 11/15/06,
        and 1 warrant)                                      5,800    5,771
   .........................................................................
   Teleport Communications Group, Sr. Disc. Notes, STEP,
        Zero Coupon, 7/1/01;
        11.125%, 7/1/01-7/1/07                             20,575   13,940
   .........................................................................
                                                                   102,591
                                                                  ..........
   Textiles and Apparel  3.2%

   Dan River, Sr. Sub. Notes, 10.125%, 12/15/03            12,000   12,000
   .........................................................................
   Dominion Textile USA, Gtd. Sr. Notes, 9.25%, 4/1/06      6,000    6,120
   .........................................................................
   Pillowtex, Sr. Sub. Notes, (144a), 10.00%, 11/15/06      5,625    5,766
   .........................................................................
   Plaid Clothing Group, Sr. Sub. Notes, 11.00%, 8/1/03 *   8,650      519
   .........................................................................
   Synthetic Industries, Sr. Sub. Deb., 12.75%, 12/1/02    15,830   17,452
   .........................................................................
                                                                    41,857
                                                                   .........
   Transportation  1.1%

   Clark Material Handling, Sr. Notes, (144a), 10.75%,
        11/15/06                                            5,000    5,112
   .........................................................................
   Sea Containers Ltd., Sr. Sub. Deb., 12.50%, 12/1/04      5,438    5,955
   .........................................................................
   Transportacion Maritima Mexicana, Sr. Notes,
        10.00%, 11/15/06                                    3,000    3,026
   .........................................................................
                                                                    14,093
                                                                ............
   Total Corporate Bonds and Notes (Cost $1,151,346)             1,166,503
                                                                ............


T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------

                                                         Par/Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands
EQUITY AND CONVERTIBLE SECURITIES  5.8%

Automobiles and Related  0.6%
Borg-Warner, Common Stock +                              $      100   $    4,000
--------------------------------------------------------------------------------
Exide, Common Stock                                             100        2,550
--------------------------------------------------------------------------------
Hayes Wheels International
     Common Stock *                                              49        1,691
--------------------------------------------------------------------------------
     Warrants *                                                  18           61
--------------------------------------------------------------------------------
                                                                           8,302
                                                                     -----------
Beverages  1.2%
Dr Pepper Bottling Holdings, Common Stock, Class A *+#        1,304       15,647
--------------------------------------------------------------------------------
                                                                          15,647
                                                                     -----------
Cable Operators  0.0%
Peachtree Cable Associates Ltd., Common Stock *+#                10          170
--------------------------------------------------------------------------------
Wireless One, Warrants *                                         37           55
--------------------------------------------------------------------------------
                                                                             225
                                                                     -----------
Electric Utilities  0.2%
El Paso Electric, 11.40%, Pfd. Stock, PIK                        27        2,982
--------------------------------------------------------------------------------
                                                                           2,982
                                                                     -----------
Electronic Components  0.3%
Berg Electronics, Common Stock *+#                              130        3,882
--------------------------------------------------------------------------------
                                                                           3,882
                                                                     -----------
Energy  0.8%
Kelley Oil & Gas, Exch. Conv. Pfd. Stock                        413        9,961
--------------------------------------------------------------------------------
                                                                           9,961
                                                                     -----------
Financial  1.3%
Chevy Chase Preferred Capital,
  Non-Cum. Exch. Pfd. Stock, Series A                           124        6,346
--------------------------------------------------------------------------------
Criimi Mae, Cum. Conv. Pfd. Stock                               245        6,983
--------------------------------------------------------------------------------
First Nationwide Bank Federal Savings, Conv. Pfd. Stock          34        3,910
--------------------------------------------------------------------------------
                                                                          17,239
                                                                     -----------
Food Processing  0.0%
Rymer Foods, Common Stock *                                     401          138
--------------------------------------------------------------------------------
                                                                             138
                                                                     -----------
Gaming  0.1%
Becker Gaming, Warrants *+#                                     425          106
--------------------------------------------------------------------------------
Hollywood Casino, Common Stock, Class A *                       118          499
--------------------------------------------------------------------------------
President Casinos, Warrants, (144a) *+#                         214           54
--------------------------------------------------------------------------------
                                                                             659
                                                                     -----------

T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------

                                                         Par/Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

Health Care  0.0%
Wright Medical Technology, Warrants *+#                  $       38   $      495
--------------------------------------------------------------------------------
                                                                             495
                                                                     -----------
Paper and Paper Products  0.2%
Repap Enterprises, Common Stock *                               690        2,717
--------------------------------------------------------------------------------
                                                                           2,717
                                                                     -----------
Restaurants  0.1%
Ameriking, Units,
  (Each unit consists of 40 shs., 13.00%, Pfd. Stock,
  and 1 share of Common Stock) *                                720          763
--------------------------------------------------------------------------------
                                                                             763
                                                                     -----------
Retail 0.3%
Lamonts Apparel, Common Stock *                                 250            0
--------------------------------------------------------------------------------
Loehmann's
  New Common Stock *++#                                          82        2,207
  ------------------------------------------------------------------------------
  New Common Stock, Class B *++                                  72        1,943
  ------------------------------------------------------------------------------
                                                                           4,150
                                                                     -----------
Service  0.4%
Efficient Market Services, Conv. Pfd. Stock *+++#               364        4,091
--------------------------------------------------------------------------------
Protection One, Common Stock *                                   80          798
--------------------------------------------------------------------------------
                                                                           4,889
                                                                     -----------
Telecommunications  0.4%
American Communications Services, Warrants *                     12        1,020
--------------------------------------------------------------------------------
Clearnet Communications, Warrants *                              73          459
--------------------------------------------------------------------------------
Intercel, Warrants *                                             64          672
--------------------------------------------------------------------------------
Intermedia Communications of Florida, Warrants *                  2           98
--------------------------------------------------------------------------------
Mobile Telecommunication Technologies,
  Conv. Pfd. Stock, (144a)                                      152        3,137
--------------------------------------------------------------------------------
Page America Group
  Common Stock *+++#                                          1,109           41
  ------------------------------------------------------------------------------
  Warrants *+++#                                                711            0
  ------------------------------------------------------------------------------
  Conv. Pfd. Stock, Series I *+++#                               20          198
  ------------------------------------------------------------------------------
                                                                           5,625
                                                                     -----------
Options Purchased  0.0%
Loehmann's Put, 8/27/97 @ $22.752 *                             153           26
--------------------------------------------------------------------------------
                                                                              26
                                                                     -----------

T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------

                                                         Par/Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

Options Written  (0.1%)
Loehmann's Call, 8/27/97 @ $24.913 *                     $     (153)  $  (1,041)
--------------------------------------------------------------------------------
                                                                         (1,041)
                                                                     -----------
Total Equity and Convertible Securities (Cost $61,509)                    76,659
                                                                     -----------
ASSET-BACKED SECURITIES  1.0%
Airlines  1.0%
Airplane Pass Through Trust, 10.875%, 3/15/19                11,955       13,360
--------------------------------------------------------------------------------
Total Asset-Backed Securities (Cost $12,040)                              13,360
                                                                     -----------
COMMERCIAL PAPER  4.1%
Barnett Banks, 5.28%, 12/13/96                                4,000        3,992
--------------------------------------------------------------------------------
Cargill Financial Services, 4(2),
  5.25%, 12/5/96-12/6/96                                     20,000       19,983
--------------------------------------------------------------------------------
Investments in Commercial Paper through a joint account,
  5.70 - 5.90%, 12/2/96                                      29,815       29,815
--------------------------------------------------------------------------------
Total Commercial Paper (Cost $53,790)                                     53,790
                                                                     -----------

T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------

                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands
Total Investments in Securities
99.5% of Net Assets (Cost $1,278,685)                               $ 1,310,312

Other Assets Less Liabilities                                             6,842
                                                                    ------------

NET ASSETS                                                          $ 1,317,154
                                                                    ------------
Net Assets Consist of:
Accumulated net investment income - net of
 distributions                                                      $       961
Accumulated net realized gain/loss - net of
 distributions                                                         (240,969)
Net unrealized gain (loss)                                               31,627
Paid-in-capital applicable to 158,481,455 shares
 of $0.01 par value capital stock outstanding;
 1,000,000,000 shares authorized                                      1,525,535
                                                                    ------------

NET ASSETS                                                          $ 1,317,154
                                                                    ------------

NET ASSET VALUE PER SHARE                                           $      8.31
                                                                    ------------

   +  Private Placement
   *  Non-income producing
   # Securities contain some restrictions as to public resale--total of such securities at year-end amounts to 2.0% of net assets.
  ++  Security valued by the Fund's Board of Directors
 PIK  Payment-in-Kind
STEP  Stepped Coupon Bond
4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-- total of such securities at year-end amounts to 10.0% of net assets.



The accompanying notes are an integral part of these financial statements.

T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                       6 Months
                                                                          Ended
                                                                       11/30/96
Investment Income
Interest and dividend income                                           $ 63,636
                                                                       --------
Expenses
  Investment management                                                   3,966
  Shareholder servicing                                                   1,137
  Custody and accounting                                                    115
  Prospectus and shareholder reports                                         60
  Legal and audit                                                            41
  Registration                                                               32
  Directors                                                                   7
  Miscellaneous                                                              10
                                                                       --------
  Total expenses                                                          5,368
                                                                       --------
Net investment income                                                    58,268
                                                                       --------
Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on securities                                (20,964)
                                                                       ---------
Change in net unrealized gain or loss on
  Securities                                                             48,996
  Written options                                                          (790)
                                                                       ---------
  Change in net unrealized gain or loss                                  48,206
                                                                       ---------
Net realized and unrealized gain (loss)                                  27,242
                                                                       ---------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $ 85,510
                                                                        --------



The accompanying notes are an integral part of these financial statements.

T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands



                                                         6 Months           Year
                                                            Ended          Ended
                                                         11/30/96        5/31/96

Increase (Decrease) in Net Assets
Operations
   Net investment income                                $   58,268   $  108,179
   Net realized gain (loss)                                (20,964)      (9,370)
   Change in net unrealized gain or loss                    48,206        6,407
                                                        -----------------------
   Increase (decrease) in net assets from
    operations                                              85,510      105,216
                                                        -----------------------
Distributions to shareholders
   Net investment income                                   (58,218)    (109,829)
                                                        -----------------------
Capital share transactions *
   Shares sold                                             116,077      244,157
   Distributions reinvested                                 46,668       88,814
   Shares redeemed                                        (102,036)    (307,884)
   Redemption fees received                                     29          175
                                                        -----------------------
   Increase (decrease) in net assets from
    capital share transactions                              60,738       25,262
                                                        -----------------------
Net Assets
Increase (decrease) during period                           88,030       20,649
Beginning of period                                     $1,229,124    1,208,475
                                                        -----------------------
End of period                                           $1,317,154   $1,229,124
                                                        -----------------------
*Share information
   Shares sold                                              14,209       29,890
   Distributions reinvested                                  5,699       10,876
   Shares redeemed                                         (12,518)     (37,691)
                                                        -----------------------
   Increase (decrease) in shares outstanding                 7,390        3,075



The accompanying notes are an integral part of these financial statements.

T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 1996

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price High Yield Fund, Inc., (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 31, 1984.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value. Purchased and written options are valued at the latest bid and asked prices, respectively.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums on high-yield debt securities, other than PIK and STEP bonds, are recognized upon disposition of the security as gain or loss for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes. Original issue discounts, and all premiums and discounts on PIK and STEP bonds, are amortized for both financial reporting and tax purposes.

T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------


     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At November 30, 1996, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $679,577,000 and $609,540,000, respectively, for the six months ended November 30, 1996.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $220,279,000, of which $83,409,000 expires in

T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------


     1998, $40,437,000 in 1999, and $96,433,000 thereafter through 2004. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,278,685,000, and net unrealized gain aggregated $31,627,000, of which $75,600,000 related to appreciated investments and $43,973,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $671,000 was payable at November 30, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At November 30, 1996, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Income Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,044,000 for the six months ended November 30, 1996, of which $215,000 was payable at period-end.

For yield, price, last transaction,
current balance or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price High Yield Fund(R).


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


[LOGO OF T.ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor           RPRTHYF  11/30/96